UNITED
                    SMALL CAP
                    FUND,
                    INC.

                    SEMIANNUAL
                    REPORT
                    -----------------
                    December 31, 1999

This report is submitted for the general information of the shareholders of United Small Cap Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Small Cap Fund, Inc. current prospectus.

PRESIDENT'S LETTER
DECEMBER 31, 1999


Dear Shareholder:

We are delighted to share with you this report on your Fund's operations for the fiscal period ended December 31, 1999.

The second half of 1999 was another extraordinary period for equity markets in the U.S. and, indeed, around much of the globe, as all major stock market indices weathered some volatility and finished 1999 solidly above mid-year levels. Leading the way was the Nasdaq Composite, which is laden with technology-oriented companies. This index rose a stunning 51.5 percent in the last six months of 1999 and 85.6 percent for all of 1999, as investors poured money into stocks of these "new era" companies. The Standard & Poor's 500, the index most often used to track the performance of the largest U.S. stocks, rose
7.84 percent for the six months ended December 31, 1999 and 21.09 percent for the year. The Dow Jones Industrial Average, which includes 30 of the nation's largest companies, rose 5.44 percent in the last six months of the year and
26.93 percent for all of 1999. And, finally, the Russell 2000, which tracks the performance of small-company stocks, rose 10.99 percent for the last six months of 1999 and 21.17 percent for the year after having significantly trailed other indices in recent years. Clearly, smaller and mid-sized companies -- especially those in the technology industry -- were at the center of the market's favor for the final six months of 1999.

The domestic equity markets' performance was achieved despite conflicting economic signals. Inflation, as defined by the Consumer Price Index, rose 2.2 percent for all of 1999, up from the prior year's 1.8 percent but still modest by historical standards. At the same time, though, interest rates increased considerably over the course of the year and overall economic activity remained strong. While such factors might ordinarily have undermined a vibrant stock market, they had no noticeably negative overall effect in 1999. This was due in part to investors' enormous enthusiasm for technology-related stocks which, throughout 1999 -- and especially in the last six months of the year -- seemed impervious to the influence of economic factors. U.S. equity markets were not alone in turning in strong performances for the second half and all of 1999. Many foreign equity markets turned in exceptional years as well, buoyed by some of the same factors that propelled U.S. markets, along with a faster-than-expected recovery in certain of the Asian markets that had been in economic crisis in the recent past.

The news from bond markets was much less favorable. Inflationary pressures, including high levels of consumer spending and very low unemployment, caused bond yields (which move inversely to bond prices) to rise considerably over the course of the year. As a result, U.S. bond markets experienced a very difficult six months and their toughest full year since 1994. The Federal Reserve, which is committed to keeping inflation in check, raised interest rates three times during 1999 and, as the year came to a close, the likelihood of additional rate hikes early in 2000 appeared to be high.

We were pleased with the overall performance of the United Fund family in the second half of 1999 and for the full year. This report provides in-depth discussion of the performance of the fund you own. I urge you to read it with care so you can continue to be a well-informed investor.

While these reports necessarily focus on the second half of 1999, we of course urge all our investors to keep a long-term perspective. Just as we urge you not to become unduly concerned if the market moves downward in the near term, we would urge that you not become too exuberant when it moves higher in similarly short periods. No one can predict with certainty where markets will go next, but one thing that remains certain is that a well-thought-out investment plan is essential. Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. Your Waddell & Reed financial advisor is indispensable in helping you create an investment program comprising our time-tested investments. And with that plan in place, you can face any market condition with confidence.

Respectfully,


Robert L. Hechler
President

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
UNITED SMALL CAP FUND, INC.

PORTFOLIO STRATEGY:
                                 GOAL:  Growth of capital.

                             STRATEGY:  InvestS primarily in a diversified
                                        portfolio of common stocks of domestic
                                        companies whose market capitalizations
                                        do not exceed $1.5 billion at the time
                                        of purchase by the Fund.  The Fund will
                                        emphasize relatively new or unseasoned
                                        companies in their early stages of
                                        development or smaller companies
                                        positioned in new or emerging industries where there is an opportunity for rapid growth.

                             FOUNDED:   1999

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class A Shares

            PER SHARE DATA
  For the Period Ended December 31, 1999
  --------------------------------------

  DIVIDEND PAID                  $0.03
                                 =====

  CAPITAL GAINS DISTRIBUTION     $0.003
                                ======

  NET ASSET VALUE ON
  12/31/99                      $12.32
  10/4/99*                       10.00
                                ------
  CHANGE PER SHARE              $ 2.32
                                ======

*  Commencement of operations.
   Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                         Aggregate Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
For the period from 10-4-99***
  through 12-31-99                       16.43%         23.53%

     *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase.
    **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase. ***Initial public offering of the Fund.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On December 31, 1999, United Small Cap Fund, Inc. had net assets totaling $97,728,497 invested in a diversified portfolio of:

   59.78%  Cash and Cash Equivalents
   40.22%  Common Stocks

As a shareholder of United Small Cap Fund, Inc., for every $100 you had invested on December 31, 1999, your Fund owned:

 $59.78  Cash and Cash Equivalents
  23.59  Services Stocks
  10.94  Manufacturing Stocks
   4.49  Transportation, Communication, Electric
           and Sanitary Services Stocks
   1.20  Wholesale and Retail Trade Stocks

THE INVESTMENTS OF
UNITED SMALL CAP FUND, INC.
DECEMBER 31, 1999

                                              Shares        Value
COMMON STOCKS
Business Services - 18.59%
 Acxiom Corporation*  ....................    93,200  $ 2,239,712
 Best Software, Inc.*  ...................    31,400      925,319
 CacheFlow Inc.*  ........................     1,000      130,656
 Cerner Corporation*  ....................    70,000    1,375,938
 CheckFree Holdings Corporation*  ........    16,600    1,747,150
 Dendrite International, Inc.*  ..........    53,100    1,788,806
 Digital Insight Corporation*  ...........    34,200    1,251,506
 Getty Images, Inc.*  ....................    42,100    2,062,900
 MemberWorks Incorporated*  ..............    31,500    1,044,422
 Primark Corporation*  ...................    45,800    1,273,813
 Shared Medical Systems Corporation  .....    28,700    1,461,906
 Transaction Systems Architects, Inc.,
   Class A* ..............................    46,700    1,309,059
 USINTERNETWORKING, Inc.*  ...............    22,350    1,560,309
   Total .................................             18,171,496

Chemicals and Allied Products - 1.65%
 Pharmacyclics, Inc.*  ...................    39,000    1,613,625

Communication - 3.49%
 Illuminet Holdings, Inc.*  ..............     5,300      291,334
 Intermedia Communications Inc.*  ........    44,400    1,720,500
 Western Wireless Corporation,
   Class A* ..............................    21,000    1,400,438
   Total .................................              3,412,272

Eating and Drinking Places - 1.20%
 Papa John's International, Inc.*  .......    45,000    1,174,219

Electronic and Other Electric Equipment - 3.81%
 Advanced Fibre Communications, Inc.*  ...    40,000    1,792,500
 Rambus Inc.*  ...........................    28,700    1,934,559
   Total .................................              3,727,059

Engineering and Management Services - 5.00%
 Incyte Pharmaceuticals, Inc.*  ..........    59,100    3,496,134
 MAXIMUS, Inc.*  .........................    41,000    1,391,438
   Total .................................              4,887,572

Food and Kindred Products - 1.57%
 American Italian Pasta Company, Class A*     50,000    1,537,500

Instruments and Related Products - 1.86%
 VISX, Incorporated*  ....................    35,000    1,812,344

Printing and Publishing - 0.08%
 Martha Stewart Living Omnimedia, Inc.*  .     3,300       79,200

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED SMALL CAP FUND, INC.
DECEMBER 31, 1999

                                              Shares        Value
COMMON STOCKS (Continued)
Transportation by Air - 1.00%
 Midwest Express Holdings, Inc.*  ........    30,500  $   972,188

Transportation Equipment - 1.97%
 Gentex Corporation*  ....................    69,000    1,923,375

TOTAL COMMON STOCKS - 40.22%                          $39,310,850
 (Cost: $30,634,255)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 3.06%
 PHH Corp.,
   6.75%, 1-11-00 ........................    $3,000    2,994,375

 Depository Institutions - 13.53%
 Deutsche Bank Financial Inc.,
   6.75%, 1-6-00 .........................     4,000    3,996,250
 Dresdner U.S. Finance Inc.,
   6.23%, 1-10-00 ........................     3,000    2,995,327
 UBS Finance (DE) Inc.,
   5.0%, 1-4-00 ..........................     3,240    3,238,650
 Westpac Capital Corp.,
   5.5%, 1-10-00 .........................     3,000    2,995,875
   Total .................................             13,226,102

 Electric, Gas and Sanitary Services - 2.04%
 Western Resources, Inc.,
   6.6%, 1-14-00 .........................     2,000    1,995,233

 Food and Kindred Products - 7.80%
 General Mills, Inc.,
   6.345%, Master Note ...................     4,631    4,631,000
 Ralston Purina Co.,
   6.6%, 1-19-00 .........................     3,000    2,990,100
   Total .................................              7,621,100

 Instruments and Related Products - 3.06%
 Snap-On Inc.,
   6.375%, 1-14-00 .......................     3,000    2,993,094

 Insurance Carriers - 3.06%
 Aon Corporation,
   5.5%, 1-31-00 .........................     3,000    2,986,250


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED SMALL CAP FUND, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Nondepository Institutions - 7.83%
 Paccar Financial Corp.,
   5.2757, Master Note ...................    $4,652  $ 4,652,000
 Textron Financial Corp.,
   8.3%, 1-5-00 ..........................     3,000    2,997,233
   Total .................................              7,649,233

 Paper and Allied Products - 3.32%
 International Paper Company,
   7.35%, 1-14-00 ........................     3,250    3,241,374

 Printing and Publishing - 3.06%
 American Greetings Corp.,
   6.7%, 1-11-00 .........................     3,000    2,994,417

 Transportation Equipment - 3.06%
 Dana Credit Corp.,
   7.07%, 1-13-00 ........................     3,000    2,992,930

 Wholesale Trade - Nondurable Goods - 3.18%
 Enron Corp.,
   6.0%, 1-14-00 .........................     3,110    3,103,262

Total Commercial Paper - 53.00%                        51,797,370

Commercial Paper (backed by irrevocable bank
 letter of credit) - 3.58%
 Nondepository Institutions
 Agway Financial Corp. (Rabobank Nederland N.V.),
   5.0%, 1-5-00 ..........................     3,500    3,498,056

Municipal Obligations - 1.54%
 Louisiana
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale),
   6.0%, 1-20-00 .........................     1,500    1,500,000

Repurchase Agreement - 0.84%
 J.P. Morgan Securities Inc., 3.25% Repurchase
   Agreement dated 12-31-99, to be
   repurchased at $825,223 on 1-3-00** ...       825      825,000

TOTAL SHORT-TERM SECURITIES - 58.96%                  $57,620,426
 (Cost: $57,620,426)

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED SMALL CAP FUND, INC.
DECEMBER 31, 1999

                                                            Value

TOTAL INVESTMENT SECURITIES - 99.18%                  $96,931,276
 (Cost: $88,254,681)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.82%         797,221

NET ASSETS - 100.00%                                  $97,728,497


Notes to Schedule of Investments

 *No dividends were paid during the preceding 12 months.
**Collateralized by $819,000 U.S. Treasury Bonds, 6.375% due 9/30/01; market value and accrued interest aggregate $834,314.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED SMALL CAP FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value (Notes 1 and 4)       $ 96,931
 Cash   ...........................................           659
 Receivables:
   Fund shares sold ...............................         2,316
   Dividends and interest .........................            54
 Prepaid registration fees  .......................            47
                                                         --------
    Total assets  .................................       100,007
                                                         --------
Liabilities
 Payable to Fund shareholders ............ ........         1,144
 Payable for investment securities purchased  .....         1,066
 Accrued transfer agency and dividend
   disbursing (Note 3) ............................            18
 Accrued distribution fee (Note 3)  ...............             9
 Accrued service fee (Note 3)  ....................             9
 Accrued accounting services fee (Note 3)  ........             3
 Accrued management fee (Note 3)  .................             2
 Accrued shareholder servicing - Class Y (Note 3)               1
 Other  ...........................................            27
                                                         --------
    Total liabilities  ............................         2,279
                                                         --------
      Total net assets ............................      $ 97,728
                                                         ========
Net Assets
 $0.001 par value capital stock
   Capital stock ..................................          $  8
   Additional paid-in capital .....................        86,502
 Accumulated undistributed income:
   Accumulated undistributed net investment income              3
   Accumulated undistributed net realized gain on
    investment transactions  ......................         2,538
   Net unrealized appreciation in value
    of investments  ...............................         8,677
                                                         --------
    Net assets applicable to outstanding
      units of capital ............................      $ 97,728
                                                         ========
Capital shares outstanding:
 Class A  .........................................         6,933
 Class B ..........................................           588
 Class C  .........................................           182
 Class Y  .........................................           232
Capital shares authorized .........................     1,000,000
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  .........................................        $12.32
 Class B ..........................................        $12.30
 Class C  .........................................        $12.31
 Class Y  .........................................        $12.32
                       See notes to financial statements.

UNITED SMALL CAP FUND, INC.
STATEMENT OF OPERATIONS
For the Period from OCTOBER 4, 1999* through DECEMBER 31, 1999
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................      $   394
   Dividends .......................................            6
                                                          -------
    Total income  ..................................          400
                                                          -------
 Expenses (Note 3):
   Investment management fee .......................           93
   Registration expenses ...........................           52
   Transfer agency and dividend
    disbursing:
    Class A  ......................................            28
    Class B  ......................................             6
    Class C  ......................................             1
   Distribution fee:
    Class A  ......................................            10
    Class B  ......................................             5
    Class C  ......................................             2
   Service fees:
    Class A  ......................................            12
    Class B  ......................................             2
    Class C  ......................................             1
   Accounting services fee .........................            5
   Registration fees ...............................            4
   Custodian fees ..................................            2
   Legal fees ......................................            1
   Shareholder servicing - Class Y .................            1
                                                          -------
    Total  .........................................          225
                                                          -------
    Less expenses in excess of voluntary waiver of
      management fee (Note 3) ......................          (10)
                                                          -------
      Total expenses ...............................          215
                                                          -------
       Net investment income  ......................          185
                                                          -------
Realized and Unrealized Gain on
 Investments (Notes 1 and 4)
 Realized net gain on investments  .................        2,559
 Unrealized appreciation in value of investments
   during the period................................        8,677
                                                          -------
    Net gain on investments  .......................       11,236
                                                          -------
      Net increase in net assets resulting from
       operations  .................................      $11,421
                                                          =======

*Commencement of operations

                       See notes to financial statements.

UNITED SMALL CAP FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period from OCTOBER 4, 1999* through DECEMBER 31, 1999
(Dollars In Thousands)

Increase in Net Assets
 Operations:
   Net investment income ...............     $   185
   Realized net gain on investments ....       2,559
   Unrealized appreciation .............       8,677
                                             -------
    Net increase in net assets
      resulting from operations ........      11,421
                                             -------
 Distributions to shareholders from (Note 1E):**
   Net investment income:
    Class A  ...........................        (157)
    Class B  ...........................          (8)
    Class C  ...........................          (3)
    Class Y  ...........................         (14)
   Realized gains on securities transactions:
    Class A  ...........................         (18)
    Class B  ...........................          (1)
    Class C  ...........................          (1)
    Class Y  ...........................          (1)
                                             -------
                                                (203)
                                             -------
 Capital share transactions (Note 5)  ..      86,410
                                             -------
      Total increase....................      97,628
Net Assets
 Beginning of period  ..................         100
                                             -------
 End of period, including undistributed
   net investment income of $3 .........     $97,728
                                             =======
 *Commencement of operations.
**See "Financial Highlights" on pages 13 - 16.
                       See notes to financial statements.

UNITED SMALL CAP FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                period from
                   10/4/99*
                    through
                   12/31/99
                   --------
Net asset value,
 beginning of
 period  ........... $10.00
                     ------
Income from investment
 operations:
 Net investment
   income ..........   0.03
 Net realized and
   unrealized gain
   on investments ..   2.32
                     ------
Total from investment
 operations   ......   2.35
                     ------
Less distributions:
 From net investment
   income ..........  (0.03)
 From capital gains   (0.00)**
                     ------
Total distributions   (0.03)
                     ------
Net asset value,
 end of period  .... $12.32
                     ======
Total return*** ....  23.53%
Net assets, end of
 period (in
 millions)  ........    $86
Ratio of expenses
 to average net
 assets  ...........   1.84%****
Ratio of net investment
 income to average
 net assets  .......   1.76%****
Portfolio turnover
 rate  .............  21.65%
   *Commencement of operations
  **A capital gain of $0.0033 was paid to shareholders during this period. ***Total return calculated without taking into account the sales load deducted on an initial purchase.
****Annualized.
                       See notes to financial statements.

UNITED SMALL CAP FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                           12/31/99
                            -------
Net asset value,
 beginning of period         $10.00
                             -----
Income from investment
 operations:
 Net investment income         0.01
 Net realized and
   unrealized gain
   on investments ..           2.31
                             -----
Total from investment
 operations  .......           2.32
                             -----
Less distributions:
 From net investment
   income ..........          (0.02)
 From capital gains           (0.00)**
                             -----
Total distributions           (0.02)
                             -----
Net asset value,
 end of period  ....         $12.30
                             =====
Total return .......          23.23%
Net assets, end of
 period (in
 millions)  ........             $7
Ratio of expenses to
 average net assets            3.36%***
Ratio of net investment
 income to average
 net assets  .......           0.22%***
Portfolio turnover
 rate  .............          21.65%

     *Commencement of operations.
    **A capital gain of $0.0033 was paid to shareholders during this period.
   ***Annualized.

                       See notes to financial statements.

UNITED SMALL CAP FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                           12/31/99
                            -------
Net asset value,
 beginning of period         $10.00
                             -----
Income from investment
 operations:
 Net investment income         0.01
 Net realized and
   unrealized gain
   on investments ..           2.32
                             -----
Total from investment
 operations  .......           2.33
                             -----
Less distributions:
 From net investment
   income ..........          (0.02)
 From capital gains           (0.00)**
                             -----
Total distributions           (0.02)
                             -----
Net asset value,
 end of period  ....         $12.31
                             =====
Total return .......          23.32%
Net assets, end of
 period (in
 millions)  ........             $2
Ratio of expenses to
 average net assets            2.89%***
Ratio of net investment
 income to average
 net assets  .......           0.69%***
Portfolio turnover
 rate  .............          21.65%

     *Commencement of operations.
    **A capital gain of $0.0033 was paid to shareholders during this period.
   ***Annualized.

                       See notes to financial statements.

UNITED SMALL CAP FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                           12/31/99
                            -------
Net asset value,
 beginning of period         $10.00
                             -----
Income from investment
 operations:
 Net investment income         0.05
 Net realized and
   unrealized gain
   on investments ..           2.32
                             -----
Total from investment
 operations  .......           2.37
                             -----
Less distributions:
 From net investment
   income ..........          (0.05)
 From capital gains           (0.00)**
                             -----
Total distributions           (0.05)
                             -----
Net asset value,
 end of period  ....         $12.32
                             =====
Total return .......          23.74%
Net assets, end of
 period (in
 millions)  ........             $3
Ratio of expenses to
 average net assets            1.37%***
Ratio of net investment
 income to average
 net assets  .......           2.23%***
Portfolio turnover
 rate  .............          21.65%

     *Commencement of operations.
    **A capital gain of $0.0033 was paid to shareholders during this period.
   ***Annualized.

                       See notes to financial statements.

UNITED SMALL CAP FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

NOTE 1 -- Significant Accounting Policies

     United Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on June 3, 1999, and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until October 4, 1999 (the date of the initial public offering).

     On September 6, 1999, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

     Prepaid registration expenses in the amount of $51,035 were paid by the Fund and are being amortized over the twelve months following the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee to Waddell & Reed Investment Management Company (``WRIMCO''), the Fund's investment manager and a wholly owned subsidiary of W&R, for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. However, WRIMCO has agreed to waive its management fee on any day that the Fund's net assets are less than $25 million, subject to its right to change or modify this waiver. The Fund accrues and pays this fee daily.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $870,416. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $649,466 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     A contingent deferred sales charge (``CDSC'') may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

     With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

     If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.

     The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended December 31, 1999, W&R received $750 and $412 in deferred sales charges from Class B and Class C shares, respectively.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

     The Fund paid no Directors' fees during this period.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $32,950,855 while proceeds from maturities and sales aggregated $4,876,046. Purchases of short-term and U.S. Government obligations aggregated $725,378,312 while proceeds from maturities and sales aggregated $667,958,000.

     For Federal income tax purposes, cost of investments owned at December 31, 1999 was $88,254,681, resulting in net unrealized appreciation of $8,676,595, of which $9,440,497 related to appreciated securities and $763,902 related to depreciated securities.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Dollar amounts are in thousands.


                            For the
                        period from
                    October 4, 1999
                            through
                       December 31,
                               1999
                       ------------
Shares issued from sale
 of shares:
 Class A  ............    7,037,606
 Class B .............      595,492
 Class C .............      191,986
 Class Y  ............      320,206
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............       14,912
 Class B .............          817
 Class C .............          269
 Class Y  ............        1,325
Shares redeemed:
 Class A  ............     (129,132)
 Class B .............       (8,607)
 Class C .............       (9,908)
 Class Y  ............      (90,143)
                          ---------
Increase in
 outstanding capital
 shares                   7,924,823
                          =========

Value issued from sale
 of shares:
 Class A  ............      $77,062
 Class B .............        6,571
 Class C .............        2,104
 Class Y  ............        3,301
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............          175
 Class B .............            9
 Class C .............            3
 Class Y  ............           15
Value redeemed:
 Class A  ............       (1,505)
 Class B .............         (100)
 Class C .............         (115)
 Class Y  ............       (1,110)
                            -------
Increase in
 outstanding capital        $86,410
                            =======

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Small Cap Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Small Cap Fund, Inc. (the "Fund"), as of December 31, 1999, and the related statement of operations for the period October 4, 1999 (commencement of operations) through December 31, 1999, the statement of changes in net assets for the period October 4, 1999 through December 31, 1999, and the financial highlights for the period October 4, 1999 through December 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Small Cap Fund, Inc. as of December 31, 1999, the results of its operations for the period then ended, the changes in its net assets for the period then ended, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Grant P. Sarris, Vice President
Daniel C. Schulte, Vice President
Mark G. Seferovich, Vice President

THE UNITED GROUP OF MUTUAL FUNDS

United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
United Vanguard Fund, Inc.


















------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com


NUR1018SA(12-99)

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